============================================================================


                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                     ----------------------------------



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 28, 2001




                           ALLEGIANT BANCORP, INC.
              (FORMERLY KNOWN AS "SOUTHSIDE BANCSHARES CORP.")

           (Exact name of registrant as specified in its charter)


    MISSOURI                       0-10849                      43-1262037
(State or other               (Commission File               (I.R.S. Employer
jurisdiction of                    Number)                    Identification
 organization)                                                    Number)



            2122 KRATKY ROAD
          ST. LOUIS, MISSOURI                              63114
(Address of principal executive offices)                (Zip Code)



     Registrant's telephone number, including area code: (314) 530-8000

============================================================================

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On September 28, 2001, Allegiant Bancorp, Inc., a Missouri corporation ("Allegiant"), acquired Southside Bancshares Corp., a Missouri corporation ("Southside"). Under Agreement and Plan of Merger by and between Allegiant and Southside dated as of April 30, 2001 (the "Merger Agreement"), the form of the transaction required Allegiant to merge with and into Southside. However, immediately after the merger, Southside changed its name to "Allegiant Bancorp, Inc." and is the registrant hereunder (the "Registrant").

                  Under the Merger Agreement, each outstanding share of common stock, $0.01 par value, of Allegiant ("Allegiant Common Stock") was converted into the right to receive one share of common stock, $1.00 par value, of the Registrant ("Registrant Common Stock") and each outstanding option to acquire shares of Allegiant Common Stock was converted into an option to acquire shares of the Registrant's Common Stock. In addition, each share of Southside common stock, $1.00 par value ("Southside Common Stock"), was converted into the right to receive 1.39 shares of Registrant Common Stock, $14.00 in cash, or a combination of the two. Each outstanding option to acquire Southside Common Stock was converted into the right to receive shares of the Registrant's Common Stock. Until October 29, 2001, each Southside shareholder has the opportunity to elect the form of consideration to be received, subject to a reallocation, so that one-half of the Southside Common Stock outstanding is converted into cash and the remainder is converted into Registrant Common Stock. A copy of the press release issued by the Registrant on September 28, 2001 announcing the closing of the merger is attached hereto as Exhibit 99.1.
                   ------------

                  The Registrant's Registration Statement on Form S-4 (Registration No. 333-63212) (the "Registration Statement"), which was declared effective by the Securities and Exchange Commission on June 18, 2001, sets forth certain information regarding the merger, Allegiant and Southside. This information includes, without limitation, the manner of the merger, a description of the assets involved, the nature and amount of consideration paid by the Registrant, the method used for determining the amount of such consideration, the nature of any material relationships between Allegiant and Southside or any of their affiliates, any officer or director of the companies, or any associate of any such officer of director, the nature of the companies' businesses and the Registrant's intended use of the assets acquired in the merger. The Registrant will report the merger using the purchase method of accounting.


ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On September 28, 2001, the Registrant's Board of Directors dismissed KPMG LLP as the Registrant's independent auditors for the year ending December 31, 2001. KPMG had served as Southside's independent auditors for each of the fiscal years ended December 31, 1999 and 2000 and Southside's Board of Directors had selected KPMG to continue as its independent auditors for the fiscal year ending December 31, 2001. However, subsequent to this election, Allegiant and Southside merged pursuant to the Merger Agreement. Thus, on September 28, 2001, simultaneously with the consummation of the merger and the transactions contemplated thereby, the Registrant's Board of Directors replaced KPMG with Ernst & Young LLP ("E&Y") to serve as the Registrant's independent auditors for the year ending December 31, 2001.

                  KPMG confirmed that its client-auditor relationship with Registrant ceased on September 28, 2001. The KPMG audit reports on the consolidated financial statements of Southside as of and for the years ended December 31, 2000 and 1999, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the two fiscal years ended December 31, 2000, and the subsequent interim period through September 28, 2001, there was no disagreement between Southside and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with regard to the consolidated financial statements of Southside, which disagreement if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreement in its report on the consolidated financial statements for such fiscal years.

                  The Registrant has authorized KPMG to respond fully to the inquiries of E&Y concerning its audit. During the two years ended December 31, 2000, and through September 28, 2001, E&Y has not been engaged by Southside for any auditing work or consulting on any matter.

                  The Registrant has provided KPMG a copy of this report and has requested KPMG to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements herein. A copy of the letter from KPMG dated October 5, 2001 is filed as an exhibit to this Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired.
                           -----------------------------------------

                  In response to this item, the following consolidated year end financial statements of Allegiant, which were included in Allegiant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 on pages 24 through 41, are incorporated herein by reference and included as
Exhibit 99.2 hereto:
------------


                              o      Independent Auditor's Report;

                              o Consolidated Balance Sheets - December 31, 2000 and 1999;

                              o      Consolidated Statements of Income -
                                     Years Ended December 31, 2000, 1999
                                     and 1998;

                              o Consolidated Statements of Shareholders' Equity - Years Ended December 31, 2000, 1999 and 1998;

                              o Consolidated Statements of Cash Flows - Years Ended December 31, 2000, 1999 and 1998; and

                              o      Notes to Consolidated Financial
                                     Statements (collectively, the "Fiscal
                                     Year Financial Statements").

                  In further response to this item, following consolidated interim period financial statements of Allegiant, which were included in Allegiant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 on pages 1 through 7, are incorporated herein by reference and included as
Exhibit 99.3 hereto:
------------

                              o      Consolidated Balance Sheet - June 30,
                                     2001 (Unaudited);

                              o Consolidated Statements of Operations - Three and Six Months Ended June 30, 2001 and 2000 (Unaudited);

                              o Consolidated Statements of Stockholders' Equity - Six Months Ended June 30, 2001 (Unaudited);

                              o Consolidated Statements of Cash Flows - Six Months Ended June 30, 2001 and
                                     2000 (Unaudited);

                              o      Consolidated Statements of
                                     Comprehensive Income - Six Months Ended
                                     June 30, 2001 and 2000 (Unaudited); and

                              o      Notes to Consolidated Financial
                                     Statements (Unaudited) (collectively, the
                                     "Interim Period Financial Statements").

               (b)      Pro Forma Combined Consolidated Financial Information.
                        -----------------------------------------------------
The unaudited pro forma combined consolidated balance sheet as of June 30, 2001 and the unaudited pro forma combined consolidated statements of income for the six month period ended June 30, 2001 and for the year ended December 31, 2000, which were included in Allegiant's Registration Statement on Form S-3 (Registration Nos. 333-62684 and 333-62684-01) on pages 35, 36 and 37, are hereby incorporated by reference and included as Exhibit 99.4 hereto.


                  The unaudited pro forma combined consolidated financial information should be read in conjunction with the accompanying Notes to Unaudited Pro Forma Combined Consolidated Financial Information and with the historical consolidated financial statements of each of Allegiant, Equality Bancorp, Inc., a Missouri corporation ("Equality Bancorp"), and Southside. This unaudited pro forma combined consolidated financial information may not be indicative of the results of operations that actually would have occurred if Allegiant's merger with Southside and the related financing had occurred on the dates assumed above or of the results of operations that may be achieved in the future. In addition, the unaudited pro forma combined consolidated income statement information for the year ended December 31, 2000, is not necessarily indicative of the results of operations that actually would have occurred if the acquisition of Equality Bancorp had occurred on the date assumed.


               (c)      Exhibits
                        --------

                        See Exhibit Index on page 6 hereto.

                               *   *   *

                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2001

                                            ALLEGIANT BANCORP, INC.



                                            By: /s/ Thomas A. Daiber
                                               -----------------------------
                                                Thomas A. Daiber,
                                                Senior Vice President and
                                                Chief Financial Officer

                                EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------

     2 Agreement and Plan of Merger by and between Allegiant and Southside, dated April 30, 2001, filed as Exhibit 2.1 to Southside's Registration Statement on Form S-4 (Reg. No. 333-63212) is incorporated herein by this reference.

     16 Letter from KPMG LLP to the Securities and Exchange Commission regarding the Item 4 disclosure contained herein is filed herewith.

     23       Consent of Ernst & Young LLP is filed herewith.

     99.1     Press Release dated September 28, 2001 is filed herewith.

     99.2 Fiscal Year Financial Statements of Allegiant, which were included in Allegiant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 on pages 24 through 41, are filed herewith.

     99.3 Interim Period Financial Statements of Allegiant, which were included in Allegiant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 on pages 1 through 7, are filed herewith.

     99.4 Unaudited pro forma combined consolidated balance sheet as of June 30, 2001 and unaudited pro forma condensed statements of income for the six month period ended June 30, 2001 and for the fiscal year ended December 31, 2000, included in Allegiant's Registration Statement on Form S-3 (Registration Nos. 333-62684 and 333-62684-01) on pages 25 through 30, is filed herewith.